As filed with the Securities and Exchange Commission on August 1, 2007

                                                        1933 Act File No.2-72658
                                                     1940 Act File No. 811-03196

                        SECURITIES AND EXCHANGE COMMISION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                       Post-Effective Amendment No.44 [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                               Amendment No.45 [X]

                        (Check appropriate box or boxes.)

                             CASH RESERVE FUND, INC.
                             -----------------------
                       (formerly, Cash Reserve Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

               300 East Lombard Street, Baltimore, Maryland 21202
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code) Registrant's Telephone Number, including Area Code (410) 895-5000

                                  John Millette
                             Two International Place
                           Boston, Massachusetts 02110
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Burton M. Leibert, Esq.
                            Willkie, Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019
                          -----------------------------

It is proposed that this filing will become effective (check appropriate box)

[   ]    immediately upon filing pursuant to paragraph (b)
[ X ]    on August 1, 2007 pursuant to paragraph (b)
[   ]    60 days after filing pursuant to paragraph (a)(1)
[   ]    on _____________ pursuant to paragraph (a)(1)
[   ]    75 days after filing pursuant to paragraph (a)(2)
[   ]    on _____________ pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

[   ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment contains the prospectuses and statement of additional information relating to the following series of the registrant:

o        Prime Series - Prime Shares

o        Prime Series - Institutional Prime Shares

This post-effective amendment is not intended to update or amend any other prospectuses or statements of additional information of the registrant's other series or classes.

PROSPECTUS

        August 1, 2007


        CASH RESERVE FUND

        PRIME SERIES

        CASH RESERVE FUND SHARES




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

CONTENTS


  3      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  8      The Fund's Performance
         History
  9      How Much Investors Pay
 11      Other Policies and Risks
 11      Who Manages and Oversees
         the Fund


 17      Financial Highlights
 18      Distribution Plan and
         Shareholding Servicing Plan
 18      Buying and Selling Fund
         Shares
 20      Policies You Should Know
         About
 29      Understanding Distributions
         and Taxes
 31      Appendix

--------------------------------------------------------------------------------
                                                           Cash Reserve Shares

                     ticker symbol                         ABRXX

                       fund number                         211

CASH RESERVE FUND-PRIME SERIES
--------------------------------------------------------------------------------



            THE FUND'S MAIN INVESTMENT STRATEGY


            The fund is a feeder fund that invests all of its assets in a "master portfolio," the Cash Management Portfolio (the "Portfolio"), which will invest directly in securities and other instruments. References to the fund may refer to actions undertaken by the Portfolio.

            The fund's goal is to seek a high level of current income consistent with liquidity and the preservation of capital. The fund, through the Portfolio, seeks to achieve its goal by investing in high quality short-term money market instruments.

            While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

            The fund follows policies designed to maintain a stable share price:


            - Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase

            - The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:


               - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);


                                             Cash Reserve Fund-Prime Series  | 3

               - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);


               - are unrated, but are determined to be of comparable quality to one of the two highest short-term ratings by the Advisor; or


               - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by the Advisor.


            Principal Investments

            The fund invests in the following investments through the Portfolio.

            The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:


            - Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and US government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

            - US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.


            - Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

            - Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/ or principal.

4 | Cash Reserve Fund-Prime Series

            Because many of the fund's principal investments are issued or credit-enhanced by banks or other financial institutions, under normal market conditions the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.


            The fund may invest up to 10% of its total assets in other money market mutual funds.


            Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

            This fund is a feeder fund. The fund is exposed to the risk factors below even though the Portfolio, not the fund, invests directly in the individual securities.

            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also


                                             Cash Reserve Fund-Prime Series  | 5
            depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


            MARKET RISK. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.

            REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

            -  it cannot sell the securities at the agreed-upon time and price;
               or

            -  the securities lose value before they can be sold.

            The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


6 | Cash Reserve Fund-Prime Series

            CONCENTRATION RISK. Because the fund will invest more than 25% of its net assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

            PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.


            FOREIGN INVESTMENT RISK. This fund may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability.


            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



                                             Cash Reserve Fund-Prime Series  | 7

THE FUND'S PERFORMANCE HISTORY


While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures include the effects of the fund's expenses and assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. To learn the current yield, investors may call (800) 730-1313.

Cash Reserve Fund -  Prime Series


ANNUAL TOTAL RETURN (%) as of 12/31 each year - Cash Reserve Shares

[BAR GRAPHIC APPEARS HERE]







 4.99      4.99      4.65      5.95      3.72      1.25      0.57      0.77      2.62      4.42
1997      1998      1999      2000      2001      2002      2003      2004      2005      2006




2007 TOTAL RETURN AS OF JUNE 30: 2.34%

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 1.54%, Q4 2000               WORST QUARTER: 0.11%, Q3 2003



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006




--------------------------------------------------------------------------------
      1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
       4.42          1.92         3.38
--------------------------------------------------------------------------------


8 | Cash Reserve Fund-Prime Series

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from
 your investment                             None
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
--------------------------------------------------------------------------------
 Management Fee 1                             0.26%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee             0.25
--------------------------------------------------------------------------------
 Other Expenses 2                             0.20
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES 3            0.71
--------------------------------------------------------------------------------
 Less Fee Waiver/Expense
 Reimbursement 4,5                            0.03
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES 4,5            0.68
--------------------------------------------------------------------------------




1 Effective May 14, 2007 the fund became a feeder fund of Cash Management Portfolio. The management fee is paid at the Portfolio level. Restated on an annualized basis to reflect fee changes that took place on May 14, 2007. The fee includes a 0.03% Portfolio administration fee and a 0.10% fund administration fee.


2 Restated on an annualized basis to reflect fee changes that took effect on October 1, 2006.

3 Information on the annual operating expenses reflects the expenses of both the fund and the Portfolio.


4 The Portfolio's Advisor has contractually agreed through May 13, 2010 to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses of the Portfolio at 0.15% of the Portfolio's average daily net assets. (A further discussion of the relationship between the fund and the Portfolio appears in the "Who Manages and Oversees the Fund - Organizational Structure" section of this prospectus.)

5 Through May 13, 2010, the administrator has contractually agreed to waive all or a portion of its administration fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.68%, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest and organizational and offering expenses.


                                             Cash Reserve Fund-Prime Series  | 9

Based on the costs above (including one year of capped expenses in the "1 Year" amount and two years of capped expenses in the "3 Years", "5 Years" and "10 Years" amounts), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




--------------------------------------------------------------------------------
1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
$69           $221         $389         $877
--------------------------------------------------------------------------------




10 | Cash Reserve Fund-Prime Series

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


           A complete list of the fund's portfolio holdings is posted as of each month end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND



           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for. Under the oversight of the Board, the Advisor makes investment decisions,



                                                  Other Policies and Risks  | 11
           buys and sells securities for and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           Prior to April 1, 2007, Investment Company Capital Corp. ("ICCC") was the investment advisor. Effective March 31, 2007, ICCC was merged into DIMA. The new investment management agreement with DIMA was approved by the Board and is identical in substance to the prior investment management agreement with ICCC.

           MANAGEMENT FEE. The Advisor receives a management fee from the Portfolio. Pursuant to the master/feeder structure noted earlier in this prospectus, for the most recent fiscal year, the Portfolio paid 0.13% (as of December 31, 2006, the fiscal year end of the Portfolio) as a percentage of average daily net assets.


           Effective May 14, 2007 the Portfolio pays the Advisor, a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the first $5.5 billion of the Portfolio's average daily net assets, 0.135% on the next $5 billion of the Portfolio's average daily net assets, and 0.12% thereafter.



12 | Who Manages and Oversees the Fund

           A discussion regarding the basis for the Board's approval of the Portfolio's investment management agreement is contained in the shareholder report for the annual period ended March 31, 2007. (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. In addition, the Portfolio has a separate administrative services agreement with the Advisor pursuant to which the Portfolio pays the Advisor for certain administrative services.


           ORGANIZATIONAL STRUCTURE. The fund is a "feeder fund" that invests all of its assets in a "master portfolio". The fund and the Portfolio have the same investment objective. The Portfolio is advised by DIMA. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio's expenses in proportion to that feeder fund's assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. The fund's board members may determine to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the board members withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.



           The portfolio managers

           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                         Who Manages and Oversees the Fund  | 13

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


14 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/

           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.


           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 15
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


16 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Cash Reserve Fund -  Prime Shares

----------------------------------------------------------------------------------------------------------
YEARS ENDED MARCH 31,                      2007          2006         2005         2004         2003
----------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  1.00       $  1.00      $  1.00      $  1.00      $  1.00
----------------------------------------------------------------------------------------------------------
  Net investment income                      .0455         .0307        .0111        .0050        .0108
----------------------------------------------------------------------------------------------------------
  Less: Distributions from net
  investment income                       ( .0455)      ( .0307)     ( .0111)     ( .0050)     ( .0108)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $  1.00       $  1.00      $  1.00      $  1.00      $  1.00
----------------------------------------------------------------------------------------------------------
Total Return (%)                          4.65a           3.11         1.12          .47         1.08
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in
millions)                                   2,104         2,035        2,275        2,666        2,879
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                               .71           .69          .69          .67          .70
----------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                               .71           .69          .69          .67          .70
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)          4.56          3.06         1.07          .51         1.10
----------------------------------------------------------------------------------------------------------


a   Total return would have been lower had certain expenses not been reduced.

                                                      Financial Highlights  | 17

DISTRIBUTION PLAN AND SHAREHOLDING SERVICING PLAN


           The fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or service agent distribution and other fees for the sale of its shares and for shareholder services. The fund pays a distribution fee equal to 0.25% annually of average daily net assets. Because distribution fees are continuous in nature, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           The fund has adopted a shareholder service plan. Under the terms of the shareholder service plan, the fund will pay the Distributor an annual service fee of 0.07% of average daily net assets. The Distributor will use the service fee to pay third parties for services for which they are not otherwise being compensated under the applicable 12b-1 Plan.


BUYING AND SELLING FUND SHARES

           TO PURCHASE SHARES. You may buy and sell shares of the fund through securities dealers and authorized financial advisors. The price at which you buy and sell shares is based on the next calculation of the fund Net Asset Value ("NAV") after the order is received by your securities dealer or financial advisor.

           You may buy series shares through your securities dealer or through any financial institution authorized to act as a financial advisor. Contact them for details on how to enter and pay for your order.

           INVESTMENT MINIMUMS are as follows:

           Minimum initial investment: $1,500

           Minimum additional investment: $100

           The fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

           AUTOMATIC INVESTMENT AND REDEMPTION PROGRAM. Your securities dealer or financial advisor may have established a special procedure to automatically invest proceeds from the sale of securities and other credit balances in your account in shares of the series you have selected and to redeem shares of the series you own to pay for securities purchases. Contact your securities dealer or financial advisor for details.


18 | Distribution Plan and Shareholding Servicing Plan

           TO REDEEM SHARES. You may redeem each series' shares through your securities dealer or financial advisor. Contact them for details on how to enter your order and for information as to how you will be paid.

           Your securities dealer or financial advisor may require the following documents before redeeming your shares:

           - A letter of instruction including a signature guarantee, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

           A signature guarantee is required if you are redeeming shares and you request that the check be mailed to an address other than the one on record. A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and you must provide the original guarantee.

           - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


                                            Buying and Selling Fund Shares  | 19

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.


           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 231-8568.



20 | Policies You Should Know About

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



                                            Policies You Should Know About  | 21

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of



22 | Policies You Should Know About
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



           Policies about transactions


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.



                                            Policies You Should Know About  | 23

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $500; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts.

           TRANSACTION PROCESSING. If we receive your wire purchase order before 5:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it after 5:00 p.m. Eastern time, you will not receive the dividends declared that day.

           You will not receive the dividends declared on the day you sell your shares by wire.

           Except as provided below, purchase, redemption and exchange orders must be received in good order by 4:00 p.m. Eastern time on a business day on which the fund is open in order to be effective on that day; otherwise such orders will be effective on the next business day. However, purchase orders with payment sent by wire and redemption orders with proceeds to be sent by wire or by check that are communicated by telephone (but not by the Automated Information
           Line) and are received in good order by 5:00 p.m. Eastern time on a business day will be effective on that business day.

           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.


           Check redemption information will appear in your account with your securities dealer or service agent. Canceled checks will not be returned to you.


24 | Policies You Should Know About

           If the amount of your check exceeds the value of the shares of all series you own, the check will be returned to the payee marked "non-sufficient funds." Checks written for amounts less than $100 may also be returned. The fund, in its discretion, will honor such checks but will charge you a servicing fee of $15.

           The fund reserves the right to terminate or alter check redemption privileges at any time, to impose a service charge, or to charge you for checks. The fund may also charge you for returned checks and for effecting stop payment orders.

           If you are interested in establishing check redemption privileges, contact your securities dealer or financial advisor.

           If you paid for your purchase of shares by check, receipt of redemption proceeds will be restricted until your check clears or for a period of up to ten calendar days unless you are using the proceeds to purchase other securities through your securities dealer or financial advisor.


           THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers



                                            Policies You Should Know About  | 25
           or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.


           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in another Deutsche Asset Management Fund or DWS fund.



           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


           The fund calculates its share price as of 5:00 p.m. Eastern time. The fund seeks to maintain a stable $1.00 share price.



26 | Policies You Should Know About

           The bond markets or other primary trading markets for the fund may close early on the day before or after certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, the fund also may close early. You may call at
           (800) 231-8568 for additional information about whether the fund will close early before a particular holiday. On days of an early close:


           - All orders received prior to the fund close will be processed as of the time the fund NAV is next calculated.

           - Redemption orders received after the fund close will be processed as of the time the fund NAV is next calculated.

           - Purchase orders received after the fund close will be processed the next business day.


           Generally, THE FUND IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans' Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The fund may accept purchase or sale orders on days other than the days listed above, if the New York Stock Exchange is closed due to unforeseeable circumstances but the "Fed wire" is open, the primary trading markets for the fund's portfolio instruments are open or management believes there is adequate liquidity.



                                            Policies You Should Know About  | 27

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



28 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

           Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.

           Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.






THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



                                     Understanding Distributions and Taxes  | 29

           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


30 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------

           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 31

Cash Reserve Fund - Prime Series - Cash Reserve Shares




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
--------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------
   1            5.00%        0.68%              4.32%       $ 10,432.00         $  69.47
--------------------------------------------------------------------------------------------
   2           10.25%        0.68%              8.83%       $ 10,882.66         $  72.47
--------------------------------------------------------------------------------------------
   3           15.76%        0.71%             13.50%       $ 11,349.53         $  78.92
--------------------------------------------------------------------------------------------
   4           21.55%        0.71%             18.36%       $ 11,836.42         $  82.31
--------------------------------------------------------------------------------------------
   5           27.63%        0.71%             23.44%       $ 12,344.21         $  85.84
--------------------------------------------------------------------------------------------
   6           34.01%        0.71%             28.74%       $ 12,873.77         $  89.52
--------------------------------------------------------------------------------------------
   7           40.71%        0.71%             34.26%       $ 13,426.06         $  93.36
--------------------------------------------------------------------------------------------
   8           47.75%        0.71%             40.02%       $ 14,002.04         $  97.37
--------------------------------------------------------------------------------------------
   9           55.13%        0.71%             46.03%       $ 14,602.72         $ 101.55
--------------------------------------------------------------------------------------------
  10           62.89%        0.71%             52.29%       $ 15,229.18         $ 105.90
--------------------------------------------------------------------------------------------
  TOTAL                                                                         $ 876.71
--------------------------------------------------------------------------------------------




32 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 231-8568, or contact Deutsche Asset Management at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DEUTSCHE ASSET
MANAGEMENT               SEC                     DISTRIBUTOR
---------------------    --------------------    -------------  -----------------
PO Box 219153            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9153               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 231-8568           (800) SEC-0330




SEC FILE NUMBER:
Cash Reserve Fund, Inc.        Cash Reserve Fund-Prime Series    811-3196



(08/01/07) DBABCR-1-RET
[RECYCLE GRAPHIC APPEARS HERE]

                                 PROSPECTUS

                                        August 1, 2007


                                        CASH RESERVE FUND

                                        PRIME SERIES

                                        INSTITUTIONAL SHARES


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

CONTENTS


  3      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  8      The Fund's Performance
         History
  9      How Much Investors Pay
 11      Other Policies and Risks
 11      Who Manages and Oversees
         the Fund


 17      Financial Highlights
 18      Buying and Selling Fund
         Shares
 22      Policies You Should Know
         About
 32      Understanding Distributions
         and Taxes
 34      Appendix

--------------------------------------------------------------------------------
                                                     Institutional Shares
                                     fund number     311
CASH RESERVE FUND-PRIME SERIES
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY


            The fund is a feeder fund that invests all of its assets in a "master portfolio," the Cash Management Portfolio (the "Portfolio"), which will invest directly in securities and other instruments. References to the fund may refer to actions undertaken by the Portfolio.

            The fund's goal is to seek a high level of current income consistent with liquidity and the preservation of capital. The fund, through the Portfolio, seeks to achieve its goal by investing in high quality short-term money market instruments.

            While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

            The fund follows policies designed to maintain a stable share price:


            - Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase


            - The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

               - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);


               - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);



                                             Cash Reserve Fund-Prime Series  | 3

               - are unrated, but are determined to be of comparable quality to one of the two highest short-term ratings by the Advisor; or

               - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by the Advisor.



            Principal Investments

            The fund invests in the following investments through the Portfolio.

            The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:


            - Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and US government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

            - US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.


            - Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

            - Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/ or principal.

            Because many of the fund's principal investments are issued or credit-enhanced by banks or other financial institutions, under normal market conditions the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.


4 | Cash Reserve Fund-Prime Series

            The fund may invest up to 10% of its total assets in other money market mutual funds.


            Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

            This fund is a feeder fund. The fund is exposed to the risk factors below even though the Portfolio, not the fund, invests directly in the individual securities.

            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change,


                                             Cash Reserve Fund-Prime Series  | 5
            or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


            MARKET RISK. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.

            REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

            -  it cannot sell the securities at the agreed-upon time and price;
               or

            -  the securities lose value before they can be sold.

            The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

            CONCENTRATION RISK. Because the fund will invest more than 25% of its net assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.


6 | Cash Reserve Fund-Prime Series

            PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.


            FOREIGN INVESTMENT RISK. This fund may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability.


            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



                                             Cash Reserve Fund-Prime Series  | 7

THE FUND'S PERFORMANCE HISTORY


While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures include the effects of the fund's expenses and assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. To learn the current yield, investors may call (800) 730-1313.

Cash Reserve Fund -  Prime Series

ANNUAL TOTAL RETURN (%) as of 12/31 each year - Institutional Shares [GRAPHIC APPEARS HERE]




 5.26      5.25      4.97      6.31      4.04      1.58      0.93      1.16      3.02      4.82
1997      1998      1999      2000      2001      2002      2003      2004      2005      2006




2007 TOTAL RETURN AS OF JUNE 30: 2.53%

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 1.61%, Q3 2000               WORST QUARTER: 0.20%, Q3 2003



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006




--------------------------------------------------------------------------------
      1 YEAR           5 YEARS      10 YEARS
--------------------------------------------------------------------------------
        4.82            2.29         3.72
--------------------------------------------------------------------------------


8 | Cash Reserve Fund-Prime Series

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.




--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from
 your investment                                      None
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
--------------------------------------------------------------------------------
 Management Fee 1                                     0.26%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                     None
--------------------------------------------------------------------------------
 Other Expenses 2                                     0.06
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES 3                    0.32
--------------------------------------------------------------------------------
 Less Fee Waiver/Expense
--------------------------------------------------------------------------------
 Reimbursement 4,5                                    0.02
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES 4,5                    0.30
--------------------------------------------------------------------------------




1 Effective May 14, 2007 the fund became a feeder fund of Cash Management Portfolio. The management fee is paid at the Portfolio level. Restated on an annualized basis to reflect fee changes that took place on May 14, 2007. The fee includes a 0.03% Portfolio administration fee and a 0.10% fund administration fee.


2 Restated on an annualized basis to reflect fee changes that took effect on October 1, 2006.

3 Information on the annual operating expenses reflects the expenses of both the fund and the Portfolio.


4 The Portfolio's Advisor has contractually agreed through May 13, 2010 to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses of the Portfolio at 0.15% of the Portfolio's average daily net assets. (A further discussion of the relationship between the fund and the Portfolio appears in the "Who Manages and Oversees the Fund - Organizational Structure" section of this prospectus.)


5 Through May 13, 2010, the administrator has contractually agreed to waive all or a portion of its administration fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.30%, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest and organizational and offering expenses.


                                             Cash Reserve Fund-Prime Series  | 9

Based on the costs above (including one year of capped expenses in the "1 Year" amount and two years of capped expenses in the "3 Years", "5 Years" and "10 Years" amounts), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




--------------------------------------------------------------------------------
1 YEAR           3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 $31               $99          $176         $402
--------------------------------------------------------------------------------




10 | Cash Reserve Fund-Prime Series

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


           A complete list of the fund's portfolio holdings is posted as of each month end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND



           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for. Under the oversight of the Board, the Advisor makes investment decisions,



                                                  Other Policies and Risks  | 11
           buys and sells securities for and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           Prior to April 1, 2007, Investment Company Capital Corp. ("ICCC") was the investment advisor. Effective March 31, 2007, ICCC was merged into DIMA. The new investment management agreement with DIMA was approved by the Board and is identical in substance to the prior investment management agreement with ICCC.

           MANAGEMENT FEE. The Advisor receives a management fee from the Portfolio. Pursuant to the master/feeder structure noted earlier in this prospectus, for the most recent fiscal year, the Portfolio paid 0.13% (as of December 31, 2006, the fiscal year end of the Portfolio) as a percentage of average daily net assets.


           Effective May 14, 2007 the Portfolio pays the Advisor, a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the first $5.5 billion of the Portfolio's average daily net assets, 0.135% on the next $5 billion of the Portfolio's average daily net assets, and 0.12% thereafter.



12 | Who Manages and Oversees the Fund

           A discussion regarding the basis for the Board's approval of the Portfolio's investment management agreement is contained in the shareholder report for the annual period ended March 31, 2007. (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. In addition, the Portfolio has a separate administrative services agreement with the Advisor pursuant to which the Portfolio pays the Advisor for certain administrative services.


           ORGANIZATIONAL STRUCTURE. The fund is a "feeder fund" that invests all of its assets in a "master portfolio". The fund and the Portfolio have the same investment objective. The Portfolio is advised by DIMA. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio's expenses in proportion to that feeder fund's assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. The fund's board members may determine to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the board members withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.



           The portfolio managers

           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                         Who Manages and Oversees the Fund  | 13

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


14 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.


           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.


           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 15
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


16 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Cash Reserve Prime Fund - Institutional Shares


----------------------------------------------------------------------------------------------------------
YEARS ENDED MARCH 31,                       2007          2006         2005         2004         2003
----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  1.00       $  1.00      $  1.00      $  1.00      $  1.00
----------------------------------------------------------------------------------------------------------
  Net investment income                    .0494         .0346        .0149        .0087        .0140
----------------------------------------------------------------------------------------------------------
  Less: Distributions from net
  investment income                      ( .0494)      ( .0346)     ( .0149)     ( .0087)     ( .0140)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $  1.00       $  1.00      $  1.00      $  1.00      $  1.00
----------------------------------------------------------------------------------------------------------
Total Return (%)                            5.05 a        3.51         1.50          .88         1.40
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in
millions)                                    857           588          343          395          544
----------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                        .32           .31          .30          .30          .38
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                               .32           .31          .30          .30          .38
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)          4.95          3.54         1.46          .88         1.42
----------------------------------------------------------------------------------------------------------


a   Total return would have been lower had certain expenses not been reduced.

                                                      Financial Highlights  | 17

BUYING and SELLING Fund Shares



           How to contact the Service Center




--------------------------------------------------------------------------------
  BY PHONE:             (800) 730-1313
--------------------------------------------------------------------------------
  FIRST INVESTMENT      Deutsche Asset Management
  BY MAIL:              c/o DWS Scudder
                        PO Box 219210
                        Kansas City, MO
                        64121-9210
--------------------------------------------------------------------------------
  ADDITIONAL            Deutsche Asset Management
  INVESTMENTS BY        c/o DWS Scudder
  MAIL:                 PO Box 219154
                        Kansas City, MO 64121-9154
--------------------------------------------------------------------------------
  BY EXPRESS            Deutsche Asset Management
  REGISTERED OR         c/o DWS Scudder
  CERTIFIED MAIL:       210 W. 10th Street
                        Kansas City, MO 64105-1614
--------------------------------------------------------------------------------



           Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.


           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

18 | Buying and Selling Fund Shares

         - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.


         - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


           How to open your fund account

--------------------------------------------------------------------------------
  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the Service Center.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the Service
                     Center. Be sure to include the fund number. (For fund
                     number, see below.) The applicable addresses are
                     shown under "How to contact the Service Center."
--------------------------------------------------------------------------------
  WIRE:              Call the Service Center to set up a wire account.
--------------------------------------------------------------------------------
  FUND NAME AND      Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.
--------------------------------------------------------------------------------


           Please note that your account cannot become activated until we receive a completed application.

           If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your financial advisor, or by calling the Service Center at (800) 730-1313.


                                            Buying and Selling Fund Shares  | 19

           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the Service Center. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the Service Center." For fund numbers, see "How to open your fund account."

           SELLING: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Unless exchanging into another Deutsche Asset Management Fund or DWS fund, you must submit a written authorization to sell shares in a retirement account.

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at (800) 730-1313 prior to 5:00 p.m. Eastern time to notify us in advance of a wire transfer purchase. Inform the Service Center of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received on the same business day that you place your purchase order.



--------------------------------------------------------------------------------
  BANK NAME:        State Street Bank Boston
--------------------------------------------------------------------------------
  ROUTING NO:       011000028
--------------------------------------------------------------------------------
  ATTN:             DWS Scudder
--------------------------------------------------------------------------------
  DDA NO:           99028102
--------------------------------------------------------------------------------
  FBO:              (Account name) (Account number)
--------------------------------------------------------------------------------
  CREDIT:           (fund name and fund number) (see "How to open
                    your fund account")
--------------------------------------------------------------------------------


20 | Buying and Selling Fund Shares

           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at (800) 730-1313 prior to 5:00 p.m. Eastern time. Inform the Service Center of the amount of your redemption and receive a trade confirmation number. We must receive your order by 5:00 p.m. Eastern time to wire to your account the same business day.



                                            Buying and Selling Fund Shares  | 21

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.



22 | Policies You Should Know About

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                                            Policies You Should Know About  | 23

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


24 | Policies You Should Know About
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



           Policies about transactions


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


           With certain limited exceptions, only US residents may invest in the fund.



                                            Policies You Should Know About  | 25

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below the fund's minimum account balance; we will give you 60 days' notice so you can either increase your balance of $100,000 or close your account (these policies don't apply to investors with $100,000 or more in Deutsche or DWS fund shares or in any case where a fall in share price created the low balance).

           TRANSACTION PROCESSING. If we receive your wire purchase order before 5:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it after 5:00 p.m. Eastern time, you will not receive the dividends declared that day.

           You will not receive the dividends declared on the day you sell your shares by wire.

           Except as provided below, purchase, redemption and exchange orders must be received in good order by 4:00 p.m. Eastern time on a business day on which the fund is open in order to be effective on that day; otherwise such orders will be effective on the next business day. However, purchase orders with payment sent by wire and redemption orders with proceeds to be sent by wire or by check that are communicated by telephone (but not by the Automated Information
           Line) and are received in good order by 5:00 p.m. Eastern time on a business day will be effective on that business day.

           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $500. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.



26 | Policies You Should Know About

           REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify for these withdrawals.


           THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus,



                                            Policies You Should Know About  | 27
           subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.


           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in another Deutsche Asset Management Fund or DWS fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


28 | Policies You Should Know About

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: When you are selling shares you bought recently by check (redemption proceeds from such a sale are unavailable until the check has cleared), when you make purchases by ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or
           4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           EXCHANGE PRIVILEGE. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS mutual funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.

           Please note the following conditions:

                                            Policies You Should Know About  | 29

           - The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

           - You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

           - If you are maintaining a taxable account, you may have to pay taxes on the exchange.

           - Your exchange must meet the minimum investment requirement for the fund being purchased.

           - The accounts between which you exchange must be the same share class.

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


           The fund calculates its share price as of 5:00 p.m. Eastern time. The fund seeks to maintain a stable $1.00 share price.


           The bond markets or other primary trading markets for the fund may close early on the day before or after certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, the fund also may close early. You may call at
           (800) 730-1313 for additional information about whether the fund will close early before a particular holiday. On days of an early close:


30 | Policies You Should Know About

           - All orders received prior to the fund close will be processed as of the time the fund NAV is next calculated.

           - Redemption orders received after the fund close will be processed as of the time the fund NAV is next calculated.

           - Purchase orders received after the fund close will be processed the next business day.


           Generally, THE FUND IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans' Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The fund may accept purchase or sale orders on days other than the days listed above, if the New York Stock Exchange is closed due to unforeseeable circumstances but the "Fed wire" is open, the primary trading markets for the fund's portfolio instruments are open or management believes there is adequate liquidity.



           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 31

         - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

         - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


         - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


         - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

32 | Understanding Distributions and Taxes

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in portfolio shares (at
           NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

           Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.

           Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.


           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


                                     Understanding Distributions and Taxes  | 33

APPENDIX
--------------------------------------------------------------------------------

           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


34 | Appendix

Cash Reserve Fund - Prime Series - Institutional Shares




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------
   1            5.00%        0.30%              4.70%       $ 10,470.00         $  30.71
---------------------------------------------------------------------------------------------
   2           10.25%        0.30%              9.62%       $ 10,962.09         $  32.15
---------------------------------------------------------------------------------------------
   3           15.76%        0.32%             14.75%       $ 11,475.12         $  35.90
---------------------------------------------------------------------------------------------
   4           21.55%        0.32%             20.12%       $ 12,012.15         $  37.58
---------------------------------------------------------------------------------------------
   5           27.63%        0.32%             25.74%       $ 12,574.32         $  39.34
---------------------------------------------------------------------------------------------
   6           34.01%        0.32%             31.63%       $ 13,162.80         $  41.18
---------------------------------------------------------------------------------------------
   7           40.71%        0.32%             37.79%       $ 13,778.82         $  43.11
---------------------------------------------------------------------------------------------
   8           47.75%        0.32%             44.24%       $ 14,423.67         $  45.12
---------------------------------------------------------------------------------------------
   9           55.13%        0.32%             50.99%       $ 15,098.69         $  47.24
---------------------------------------------------------------------------------------------
  10           62.89%        0.32%             58.05%       $ 15,805.31         $  49.45
---------------------------------------------------------------------------------------------
  TOTAL                                                                         $ 401.78
---------------------------------------------------------------------------------------------




                                                                  Appendix  | 35

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Deutsche Asset Management at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DEUTSCHE ASSET
MANAGEMENT               SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330




SEC FILE NUMBER:
Cash Reserve Fund, Inc.        Cash Reserve Fund-Prime Series    811-3196



(08/01/07) DBABCR-1-IN
[RECYCLE GRAPHIC APPEARS HERE]

                             CASH RESERVE FUND, INC.


                                  Prime Series


      (Cash Reserve Prime Shares, Cash Reserve Prime Institutional Shares)



                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 2007





This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the appropriate series and class shares of the Fund noted above dated August 1, 2007, as amended from time to time, a copy of which may be obtained without charge by contacting your securities dealer, shareholder servicing agent or by writing or calling the Fund at P.O. Box 219210, Kansas City, MO 64121, (800) 730-1313.


The Annual Report of the Fund, dated March 31, 2007, which accompany this Statement of Additional Information may also be obtained free of charge by calling (800) 730-1313.

                                TABLE OF CONTENTS
                                                                            Page


INTRODUCTION...................................................................1

INVESTMENT RESTRICTIONS........................................................3
   Portfolio Turnover..........................................................4
   Portfolio Holdings Information..............................................4

INVESTMENT POLICIES AND TECHNIQUES.............................................5

PURCHASE AND REDEMPTION OF SHARES.............................................16


NET ASSET VALUE...............................................................33

DIVIDENDS.....................................................................34

TAXES.........................................................................35

DIRECTORS AND OFFICERS........................................................39

PROXY VOTING GUIDELINES.......................................................48

MANAGEMENT OF THE FUND........................................................49
   Investment Advisor.........................................................49
   Distributor................................................................51

PORTFOLIO TRANSACTIONS........................................................54
   Independent Registered Public Accounting Firm..............................58
   Legal Counsel..............................................................58
   Transfer Agent.............................................................58
   Custodian..................................................................58
   Accounting Services........................................................58

FINANCIAL STATEMENTS..........................................................60

ADDITIONAL INFORMATION........................................................60

APPENDIX A....................................................................61

                                  INTRODUCTION

Cash Reserve Fund, Inc. (the "Fund") is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. There are two separate Prospectuses for the Fund's shares. These Prospectuses may be obtained without charge from your participating dealer or shareholder servicing agent or by writing to the Fund, P.O. Box 219210, Kansas City, MO 64121. Investors may also call (800) 730-1313. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Unless otherwise noted, the term "Prospectus" as used herein refers to the Prospectus for each class of the Fund's shares. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Fund and Its Shares

The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933 (the "1933 Act"). The Fund was organized as a corporation under the laws of the State of Maryland on November 19, 1980, reorganized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985 and, following certain changes in Maryland law, reorganized as a Maryland corporation effective April 5, 1990.


The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


The Fund offers one series of shares (the series is referred to herein as a "Series"):

o        Prime Series




There are currently two classes of the Prime Series, designated as the Cash Reserve Prime Shares (formerly Deutsche Bank Cash Reserve Prime Shares) and the Cash Reserve Prime Institutional Shares (formerly, Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares). As of August 19, 2002, the Fund became part of the DWS family of funds. This change resulted in modifications to the presentation of prospectuses, periodic reports and other publications on behalf of certain classes of the Fund.

The Board of Directors of Prime Series, a series of Cash Reserve Fund, Inc. ("Cash Reserve Fund") approved a reorganization (the "reorganization") pursuant to which Prime Series became a feeder fund of Cash Management Portfolio (the "Master Portfolio"). As a feeder fund in a master/feeder fund structure, Prime Series no longer invests directly in securities and other instruments but invests all or substantially all of its assets in the Master Portfolio, which invests directly in securities and other instruments. Pursuant to the Reorganization, Prime Series contributes its net assets to the master Portfolio in return for shares of the Master Portfolio equal in number to the number of Cash Reserve Prime Shares and Cash Reserve Prime Institutional Shares
outstanding. The Reorganization occurred May 14, 2007 and is a tax-free reorganization for Federal income purposes.

The term "majority of the outstanding shares" of either the Fund or the Series or particular class as used in this Statement of Additional Information means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund or such Series or class present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or such Series or class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund or such Series or class.


Shareholders do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all classes voting together for the election of directors may elect all of the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.


The Fund's charter authorizes the issuance of shares, each with a par value of $.001. The Board of Directors may increase or (within limits) decrease the number of authorized shares without shareholder approval. A share of the Series represents an equal proportionate interest in the Series with each other share of the Series and is entitled to a proportionate interest in the dividends and distributions from the Series except to the extent such dividends and distributions may be affected by differences in the expenses allocated to a particular class.

The assets received by the Fund for the issue or sale of shares of the Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are segregated and are charged with the expenses attributable to the Series and with a share of the general expenses of the Fund as described below under "Expenses." While the expenses of the Fund are allocated to the separate books of account of the Series, certain expenses may be legally chargeable against the assets of the Series. In addition, expenses of the Series that are attributable to a particular class of shares offered by the Series are allocated to that class. See "Expenses."


The Fund's charter provides that the directors and officers of the Fund will not be liable to the Fund or its shareholders for any action taken by such director or officer while acting in his or her capacity as such, except for any liability to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fund's charter provides for indemnification by the Fund of the directors and officers of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the "MGCL"). Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The MGCL also authorizes the purchase of liability insurance on behalf of the directors and officers.

The Fund will not normally hold annual shareholders' meetings. Directors may be removed from office only for cause by a vote of the holders of a majority of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Fund. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Fund will undertake to provide a list of shareholders or to disseminate appropriate materials.

Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the Directors shall continue to hold office and may appoint their successors.

                             INVESTMENT RESTRICTIONS


As used in this SAI, "Fund" means the Cash Reserve Fund, Inc. and "Portfolio" means the Cash Management Portfolio, in which the Fund invests all of its assets.

The investment restrictions applicable to the Fund's investment program are set forth below. As a matter of fundamental policy, which may not be changed without the vote of a majority of the outstanding shares of a Series (as that term is defined in this Statement of Additional Information under the heading "The Fund and Its Shares") or Portfolio, respectively.

As a matter of fundamental policy, the Fund and the Portfolio may not:

(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio (Fund) may deemed to be an underwriter in connection with the disposition of portfolio securities.

(4) purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio (Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's (Portfolio's) ownership of securities.

(5)      purchase or sell commodities,  except as permitted by the 1940 Act, and
         as  interpreted  or  modified  by  the  regulatory   authority   having
         jurisdiction, from time to time.

(6) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time; except that the Portfolio (Fund) will invest more than 25% of its total assets in the obligation of banks and other financial institutions.

Additional Restrictions. The following investment restriction may be changed by a vote of the majority of the Board of Directors of the Fund and in order to comply with certain statutes and policies, the Portfolio (or Fund) will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all or part of its assets in an open-end investment company with substantially the same investment objectives):

(i) invest more than 10% of the value of the Portfolio's (Fund's) net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.





Portfolio Turnover

The Portfolio may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. This policy does not result in higher brokerage commissions to the Portfolio as the purchases and sales of portfolio securities are usually effected as principal transactions. The Portfolio's turnover rates are not expected to have a material effect on its income and have been and are expected to be zero for regulatory reporting purposes.


Portfolio Holdings Information


In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.


The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").


Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Directors.


Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Series.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Series. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Series portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.


There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Series from the potential misuse of portfolio holdings information by those in possession of that information.


                       INVESTMENT POLICIES AND TECHNIQUES


The Series is a diversified investment portfolio of Cash Reserve Fund, Inc. (the "Fund"), a professionally managed open-end, management investment company. The Fund seeks a high level of current income consistent with liquidity and the preservation of capital. The Fund invests all of its assets in the Portfolio with the same goal as the Fund. The Fund, through the Portfolio, seeks to achieve its goal by investing in high quality, short-term money market instruments and maintains a dollar-weighted average maturity of 90 days or less. The Fund attempts to maintain a stable share price by investing in high quality securities that are valued in US dollars and have remaining maturities of 397 days or less at the time of purchase. The Fund may also invest in securities that have features that reduce their maturity to 397 days (about 13 months) or less at the time of purchase.

The Fund buys US government obligations, money market instruments and other debt obligations that at the time of purchase:

|X| have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

|X| have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

|X| are unrated, but are determined to be of comparable quality by the Advisor; or

|X| have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSRO, and are determined to be of comparable quality by the Advisor.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio in which the Fund invests all of its assets, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Quality and Maturity of the Portfolio's Securities. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in US dollars. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. The Advisor will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

Obligations of Banks and Other Financial Institutions. The Portfolio may invest in US dollar-denominated high quality fixed rate or variable rate obligations of US or foreign financial institutions, including banks, which have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only NRSRO that rates such obligations) or, if not so rated, are believed by the Advisor to be of comparable quality or, if the obligation has no short-term rating, is rated in one of the top three highest long-term rating categories by a NRSRO and are believed by the Advisor to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of US banks, which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

Under normal market conditions, the Portfolio will invest a significant portion of its assets in the bank and other financial institution obligations. The Portfolio's concentration of its investments in the obligations of banks and other financial institutions will cause the Portfolio to be subject to the risks peculiar to these industries to a greater extent than if its investments were not so concentrated.

Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign entities in order to finance their current operations.

Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

For a description of commercial paper ratings, see the Appendix to this SAI.

Variable Rate Master Demand Notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness there under to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See "Quality and Maturity of the Portfolio's Securities" herein.)

US Government Obligations. The Portfolio may invest in obligations issued or guaranteed by the US government which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities ("US Government Obligations"). Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

Other US government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

The Portfolio may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities.

Other Debt Obligations. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolio's minimum credit quality standards, or, if unrated, have been determined by the Advisor to be of comparable quality or, if the obligations have no short-term rating, are rated in one of the top three highest long-term rating categories or have been determined by the Advisor to be of comparable quality.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act").

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with members of the Federal Reserve System, certain non-US banks and certain non-bank entities. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the underlying securities had decreased or the value of the collateralized securities had increased, the Portfolio could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Portfolio may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Portfolio may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time the Portfolio enters into a reverse repurchase agreement it will identify on its books cash or liquid securities having a value equal to the repurchase price, including accrued interest. The marked assets will be marked-to-market daily and additional assets will be marked on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

When-Issued and Delayed-Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio make the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Investment in Other Investment Companies. In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the "SEC"). As a shareholder of another money market fund, the Portfolio would bear, along with other shareholders, their pro rata portion of the other money market fund's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly (and the Fund bears indirectly on a pro rata basis) in connection with its own operations.

Credit Enhancement. Certain of the Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Portfolio's share price. Subject to the diversification limits contained in Rule 2a-7 under the 1940 Act, the Portfolio may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities (taken at market value). The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC there under, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. Payments received by a Portfolio in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of a Fund's dividends received by individuals may be taxed at the rates generally applicable to ling-term capital gains. See "Taxes."

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities, as defined below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the NASD.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact the Fund's expense ratio.

Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, Prime Series seeks to achieve its investment objective by investing all of its assets in Cash Management Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective as Prime Series. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to Prime Series, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as Prime Series due to variations in sales commissions and other operating expenses. Therefore, investors in Prime Series should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Advisor at (800) 730-1313.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of shareholders of Prime Series and will cast all of its votes in the same proportion as the votes of Prime Series' shareholders.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require Prime Series to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, Prime Series could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of Prime Series. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

Prime Series may withdraw its investment from the Portfolio at any time, if the Board of Directors of the Fund determines that it is in the best interests of the shareholders of Prime Series to do so. Upon any such withdrawal, the

Board of Directors would consider what action might be taken, including the investment of all the assets of Prime Series in another pooled investment entity having the same investment objective as Prime Series or the retaining of an investment advisor to manage Prime Series' assets in accordance with the investment policies described herein with respect to the Portfolio.

Rating Services. The ratings of Moody's Investor Service ("Moody's"), the Standard & Poor's Division of The McGraw-Hill Companies ("S&P") and Fitch Ratings ("Fitch") represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. The Advisor will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

                        PURCHASE AND REDEMPTION OF SHARES

Policies and procedures affecting transactions in the Fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

Shares of the Fund are distributed by DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"). The Fund offers the classes of shares set forth in "The Fund and its Shares" Section of this Statement of Additional Information. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund shares" in the Fund's Prospectuses. The following supplements that information.


Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent").

Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Fund has authorized the Shareholder Service Agent to pay other Firms, out of the Series' assets, up to 0.03 of 1% for
Institutional Shares and 0.10% for Cash Reserve Shares for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Fund and other similar functions. These Firms also coordinate with the Fund's Transfer Agent in connection with the Fund's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Fund has authorized one or more financial service institutions, including certain members of the National Association of Securities Dealers ("NASD") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories--"Core," "Strategic," "Satellite" or "Non-CSS"-taking into consideration, among other things, the following criteria, where applicable:

         o        The Fund's 3-year performance;
         o        The Fund's Morningstar rating;
         o        Market size for the fund category;
         o The Fund's size, including sales and redemptions of the Fund's shares;
         o The length of time the Fund's Portfolio Managers have managed the Fund; and
         o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core, Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


Purchases


The Fund reserves the right to withdraw all or any part of the offering made by its Prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Important information about buying and selling shares" in the prospectuses.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

         o        Your redemption is for greater than $100,000 worth of shares,
         o        Your account registration has changed within the last 15 days,
         o The check is being mailed to a different address than the one on your account (record address),
         o The check is being made payable to someone other than the account owner(s),
         o The redemption proceeds are being transferred to a fund account with a different registration, or
         o You wish to have redemption proceeds wired to a non-pre-designated bank account.

The Fund reserves the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

Redemption or Repurchase of Shares


General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by DWS-SISC also the Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to DWS Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests must be unconditional. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See "Purchase and Redemption of Shares -- Signature Guarantee" Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.


The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below.

A "Business Day" means any day on which The New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.


In addition, the Series reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when: 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists which makes the disposal of securities owned by a Series or the fair determination of the value of a Series' net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.


If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see "Special Features") and exchange transactions for individual accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Shareholder Service Agent or call the Transfer Agent at (800) 730-1313.


Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling (800) 730-1313. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.


Redemption by Check/ACH Debit Disclosure. The Prime Series will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the check writing redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Series shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Fund's Transfer Agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Cash Reserve Shares of a Series then in the account and available for redemption. The Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)


You may authorize payment of a specific amount to be made from your account directly by the Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

If you have told the Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Fund may also require that you put your request in writing so that the Fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first Fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after the Fund sent you the first Fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after the Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

When you report a suspended transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event the Fund, the Fund's Transfer Agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Fund's agreement with you, the Fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund's liability shall not exceed the amount of the transfer in question.

The Fund, the Fund's Transfer Agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the fund reserves the right to suspend, terminate or modify your ability to redeem Cash Reserve Shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Valuation of Shares, Subscriptions and Redemptions" section, "Valuation of Shares" sub-section) and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.


Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to an account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the accountholder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 730-1313 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.


Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any contingent deferred sales charge directly.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

             Year of Redemption            Contingent Deferred
             After Purchase                    Sales Charge
             --------------                    ------------

             First                                  4%
             Second                                 3%
             Third                                  3%
             Fourth                                 2%
             Fifth                                  2%
             Sixth                                  1%


The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (see "Special Features -- Automatic Withdrawal Plan" below); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code of 1986, as amended, (the "Code") Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege); (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund); (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code; and (d) redemptions representing returns of excess contributions to such plans.


Redemption in Kind


Although it is the Fund's present policy to redeem in cash, the Series may satisfy a redemption request in whole or in part by a distribution of portfolio securities of the Series in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Series is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable series at the beginning of the period.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock
Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.
T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company

DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great-West Life and Annuity Insurance Company
First MetLife Investors Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
ICMG Registered Variable Life
John Hancock Life Insurance Company of New York
John Hancock Life Insurance Company (U.S.A.)
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Company
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life Assurance and Annuity Company of New York
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Special Features



Automatic Exchange Privilege. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or each Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.


QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Series shares. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 730-1313, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Deutsche Investment Management Americas Inc, c/o DWS Scudder, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Series' shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The automatic withdrawal plan may be amended upon 30 days' notice. The plan may be terminated at any time by the investor or the Fund.


Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

                                 NET ASSET VALUE

The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Portfolio believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Portfolio might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Portfolio might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its NAV. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.


                                    DIVIDENDS


All of the net income earned on the Prime Series is declared daily as dividends to the respective holders of record of shares of each class of the Series. The net income of the Series for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned (including both original issue and market discount), if any, on the assets of the Series and any general income of the Fund prorated to the Series based on its relative net assets, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to the Series and general expenses of the Fund prorated to each the Series based on its relative net assets. Expenses attributable to a class of the Series are allocated to that class. Although realized gains and losses on the assets of the Series are reflected in the net asset value of the Series, they are not expected to be of an amount which would affect the net asset value of the Series of $1.00 per share for the purposes of purchases and redemptions. Realized gains and losses may be declared and paid yearly or more frequently. The amount of discount or premium on instruments in the Series is fixed at the time of their purchase. See "Net Asset Value Determination" above.

The Fund will reinvest dividend checks (and future dividends) in shares of the same Series and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Series unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the Prospectus. To use this privilege of investing dividends of the Series in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Series distributing the dividends. The Series automatically will reinvest dividend checks (and future dividends) in shares of that same Series and class unless the shareholder requests payment in cash at the time the application is completed. The Series also will reinvest dividend checks in shares of that same Series and class if checks are returned as undeliverable. Dividends and other distributions of the Series in the aggregate amount of $10 or less are automatically reinvested in shares of the Series unless the shareholder requests that such policy not be applied to the shareholder's account.

Should the Series incur or anticipate any unusual expense, loss or depreciation which would adversely affect the net asset value per share or net income per share of any class of the Series for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of any class of the Series was reduced, or was anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments with respect to such class or Series until the net asset value returns to $1.00. Thus, the expense, loss or depreciation might result in a shareholder (i) receiving no dividends for the period during which the shareholder held shares of such class or Series or (ii) receiving upon redemption a price per share lower than that which he paid.

Dividends on all classes of the Series are normally payable on the first day that a share purchase or exchange order is effective but not on the day that a redemption order is effective. Share purchases for the Prime Series effected before 4:00 p.m. (Eastern Time) begin to earn dividends on the same business day. Dividends are declared daily and reinvested monthly in the form of additional full and fractional shares of the Series at net asset value unless the shareholder has elected to have dividends paid in cash.


                                      TAXES


The following is only a summary of certain material federal income tax considerations generally affecting the Series and its shareholders. No attempt is made to present a complete explanation of the tax treatment of the Series or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors regarding an investment in the Series, with specific reference to their own tax situation, including their state and local tax liabilities. The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder, as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. The Series intends to continue to qualify to be treated as a "regulated investment company ("RIC") as defined under Subchapter M of the Code each taxable year. Accordingly, the Series must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, certain other related income, including, generally, certain gains from options, futures and forward contracts, and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income), and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of the total assets of the Series is represented by cash and cash items, United States government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the total assets of the Series or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers of which 20% or more of the voting securities are held by the Series and which are determined to be engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Investments   in   partnerships,   including   in  qualified   publicly   traded
partnerships, by the Series may result in the Series being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Series will not be subject to US federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Series must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses, but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt interest income, for each tax year, if any.

Although the Series intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Series will be subject to federal income taxation at regular corporation rates to the extent any such income or gains are not distributed.

If, in any taxable year, the Series fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the current and accumulated earnings and profits of the Series. In this event, distributions generally will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction for corporate shareholders. Moreover, if the Series fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Series failed to qualify as a RIC for a period greater than two taxable years, the Series may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Series had been liquidated) in order to qualify as a RIC in a subsequent year. The Board of Directors reserves the right not to maintain the qualification of a Series as a RIC if it determines such course of action to be beneficial to shareholders.

If the Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Series will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. For this purpose, however, any ordinary income or net capital gain retained by the Series that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. The Series intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.

The Series may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Series are treated as ordinary income or capital gain, accelerate the recognition of income to the Series and/or defer its ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Series.


Taxation of US Shareholders


Dividends and Distributions. Dividends of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such dividends are paid in cash or are reinvested in additional Shares, to the extent of the earnings and profits of the Series paying the dividend. The Series anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Series may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"), if any. If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a current maximum rate of 15%, whether paid in cash or shares and regardless of the length of time the shareholder has held shares. If any such gains are retained, the Series will pay federal income tax thereon, and, if the Series makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Series shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Series as a refundable credit.

If the distributions by the Series exceeds its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder's cost basis in the Series and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Series to adjust distributions in order to maintain a $1.00 net asset value. These procedures may result in under-or over-distributions of net investment income.

Because the Series' income is derived primarily from interest rather than dividends, no portion of the Series' distributions generally will be eligible for the corporate dividends-received deduction or treatment as "qualified dividend income" for purposes of taxation at long-term capital gain rates.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Series in the year in which the dividends were declared.

Sale or Exchange of Shares. Redemptions and exchanges of shares are taxable transactions for federal and state income tax purposes. However, because the Series seeks to maintain a constant $1.00 per share net asset value, you should not expect to realize a capital gain or loss upon redemption or exchange of your shares in the Series. If gain or loss does arise on the sale or exchange of a share, such gain or loss will be long-term if you held the share for more than one year and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of the Series with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Series that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a 61-day period (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Notices; Backup Withholding. The Series will provide a statement annually to shareholders as to the federal tax status of dividends and distributions paid (or deemed to be paid) by the Series during the year. In certain cases, the Series will be required to withhold and remit to the IRS a portion of the dividends, distributions and redemption proceeds payable to you equal to the current backup withholding tax rate if you (1) have failed to provide a correct tax identification number, (2) are subject to backup withholding by the IRS for failure to properly report receipt of interest or dividends, or (3) have failed to certify to the Series that you are not subject to backup withholding.

If you are a non-US investor in the Series, you may be subject to US withholding and estate tax and are encouraged to consult your tax advisor prior to investing in a Series.

State and Local Taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of state and local tax rules affecting an investment in the Fund. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment requirements that must be met by the Series. Investments in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by US government securities generally do not qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

The foregoing is only a summary of certain material US federal income tax consequences affecting the Series and their shareholders. Potential shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Series.

                             DIRECTORS AND OFFICERS


The following table presents certain information regarding the Board Members of the Fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested persons" (as defined in the 1940
Act) of the Corporation or the Advisor (each, an "Independent Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.


Independent Board Members


-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                              Number of Funds
 Corporation and Length    Business Experience and                                              in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive Fellow,          79
Chairperson since 2004     Center for Business Ethics, Bentley College; formerly, Partner,
Board Member since         Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
1987                       General Counsel, Filene's (1978-1988). Directorships: Advisory
                           Board, Center for Business Ethics, Bentley College; Trustee,
                           Southwest Florida Community Foundation (charitable organization);
                           Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                           (governance, executive committees)
-------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      President, WGBH Educational Foundation. Directorships: Association           79
 (1943)                    of Public Television Stations; Becton Dickinson and Company(1)
 Board Member since        (medical technology company); Belo Corporation(1) (media company);
 1990                      Boston Museum of Science; Public Radio International. Former
                           Directorships: American Public Television; Concord Academy; New
                           England Aquarium; Mass. Corporation for Educational
                           Telecommunications; Committee for Economic Development; Public
                           Broadcasting Service
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of               79
Board Member since         private equity funds). Directorships: Progressive Holding
1996                       Corporation (kitchen goods importer and distributor); Natural
                           History, Inc. (magazine publisher); Box Top Media Inc.
                           (advertising); The Kennel Shop (retailer)
-------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                  79
(1945)                     (1997-present); Member, Finance Committee, Association for Asian
Board Member since         Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2005                       (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)
-------------------------------------------------------------------------------------------------------------------



                                       39

-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                              Number of Funds
 Corporation and Length    Business Experience and                                              in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business,            79
(1937)                     New York University (since September 1965); Director, Japan Equity
Board Member since         Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since
2006                       January 2000), Singapore Fund, Inc. (since January 2000), National
                           Bureau of Economic Research (since January 2006). Formerly,
                           Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee,
                           CREF and CREF Mutual Funds (January 2000-March 2005); Chairman,
                           CREF and CREF Mutual Funds (February 2004-March 2005); and
                           Director, S.G. Cowen Mutual Funds (January 1985-January 2001)
-------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor,                79
(1946)                     Finance Department, The Wharton School, University of Pennsylvania
Board Member since         (since July 1972); Co-Director, Wharton Financial Institutions
2006                       Center (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000); Director, Lauder
                           Institute of International Management Studies (July 2000-June 2006)
-------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)             79
(1933)                     (since 1995). Formerly, Trustee of various investment companies
Board Member since         managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley
2006                       Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)
-------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts             79
(1951)                     (charitable foundation) (1994 to present); Trustee, Thomas
Board Member since         Jefferson Foundation (charitable organization) (1994 to present);
2006                       Trustee, Executive Committee, Philadelphia Chamber of Commerce
                           (2001 to present).. Formerly, Executive Vice President, The
                           Glenmede Trust Company (investment trust and wealth management)
                           (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care(1) (January
                           2007- June 2007)
-------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                79
(1935)                     consulting) (since November 1988).  Formerly, Director, Financial
Board Member since         Industry Consulting, Wolf & Company (consulting) (1987-1988);
2006                       President, John Hancock Home Mortgage Corporation (1984-1986);
                           Senior Vice President of Treasury and Financial Services, John
                           Hancock Mutual Life Insurance Company, Inc. (1982-1986)
-------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 8 open-end mutual            79
(1946)                     funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since         Formerly, Pension & Savings Trust Officer, Sprint Corporation((1))
2006                       (telecommunications) (November 1989-September 2003)
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US Government           79
(1943)                     Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since         L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
1999                       Hewlett Foundation; Service Source, Inc. Former Directorships:
                           Mutual Fund Directors Forum (2002-2004), American Bar Retirement
                           Association (funding vehicle for retirement plans) (1987-1990 and
                           1994-1996)
-------------------------------------------------------------------------------------------------------------------



                                       40

-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                              Number of Funds
 Corporation and Length    Business Experience and                                              in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);             77
(1936)                     formerly, President (interim) of Williams College (1999-2000);
Board Member since         formerly, President of certain funds in the Deutsche Asset
2002                       Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000).
                           Directorships: Yellow Corporation (trucking); American Science &
                           Engineering (x-ray detection equipment). Former Directorships: ISI
                           Family of Funds (registered investment companies, 4 funds
                           overseen); National Railroad Passenger Corporation (Amtrak) Waste
                           Management, Inc. (solid waste disposal); formerly, Chairman and
                           Member, National Transportation Safety Board
-------------------------------------------------------------------------------------------------------------------

Interested Board Member

-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                              Number of Funds
 Corporation and Length    Business Experience and                                              in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                Complex Overseen
-------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of Deutsche            80
 (1958)                    Asset Management Americas; CEO of DWS Scudder; formerly board
 Board Member since        member of DWS Investments, Germany (1999-2005); formerly, Head of
 2006                      Sales and Product Management for the Retail and Private Banking
                           Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany
                           Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates
                           (1989-1996)
-------------------------------------------------------------------------------------------------------------------

Officers(3)

 Name, Year of Birth,
 Position with the
 Corporation and Length     Business Experience and
 of Time Served             Directorships During the Past 5 Years
-------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)        Managing Director(4), Deutsche Asset Management (2006-present); President of DWS
 (1965)                     family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director
 President, 2006-present    of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                            President Operations, Merrill Lynch Asset Management (1999-2000)
-------------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)    Director(4), Deutsche Asset Management
 Vice President and
 Secretary, 2003-present
-------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)        Managing Director(4), Deutsche Asset Management (since July 2004); formerly,
 (1963)                     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
 Chief Financial Officer,   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
 2004-present               Asset Management (1994-1998)
 Treasurer, 2005-present
-------------------------------------------------------------------------------------------------------------------



                                       41

 Name, Year of Birth,
 Position with the
 Corporation and Length     Business Experience and
 of Time Served             Directorships During the Past 5 Years
-------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)     Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life
 (1963)                     Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC
 Assistant Secretary,       (1998-2003)
 2005-present
-------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)        Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and
 (1962)                     Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
-------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)        Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary, 2002
-------------------------------------------------------------------------------------------------------------------
 Paul Antosca(6)            Director(4), Deutsche Asset Management (since 2006); Vice President, The
 (1957)                     Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
-------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(4), Deutsche Asset Management
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
-------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(5) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
 Anti-Money Laundering      Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
 Compliance Officer,        Operations Manager for AXA Financial (1999-2004)
 2007-present
-------------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)     Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                            (1984-1988)
-------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(5)  Director(4), Deutsche Asset Management (2006 - present); formerly, Director, Senior
 (1951)                     Vice President, General Counsel, and Assistant Secretary, Hansberger Global
 Chief Legal Officer,       Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals
 2006 - present             (2002-2005)(2006-2009)
-------------------------------------------------------------------------------------------------------------------


(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 190 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Corporation met ten (10) times during the calendar year ended December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N.

Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.


                                                                     Total Compensation
                                      Aggregate Compensation           from Fund and
Name of Board Member                        from Fund                DWS Fund Complex(1)
--------------------                        ---------                -------------------
Henry P. Becton, Jr.(3)(5)                    $3,343                      $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)               $4,220                      $251,000
Keith R. Fox(3)(4)(5)                         $3,342                      $195,000
Kenneth C. Froewiss(3)(4)(5)                  $3,544                      $234,988
Martin J. Gruber(3)(5)                        $9,304                      $188,000
Richard J. Herring(3)(4)(5)                   $9,177                      $184,000
Graham E. Jones(3)(4)(5)                      $10,171                     $206,000
Rebecca W. Rimel(3)(5)                        $9,199                      $185,000
Philip Saunders, Jr.(3)(4)(5)                 $10,248                     $207,000



                                       44

                                                                     Total Compensation
                                      Aggregate Compensation           from Fund and
Name of Board Member                        from Fund                DWS Fund Complex(1)
--------------------                        ---------                -------------------

William N. Searcy, Jr.(3)(4)(5)               $10,171                     $206,000
Jean Gleason Stromberg(3)(4)(5)               $3,442                      $202,000
Carl W. Vogt(3)(5)                            $3,343                      $189,000


(1)      The DWS Fund Complex is composed of 155 funds.

(2) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairperson of the Board.

(3) For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5) During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2006.

                                         Dollar Range of Beneficial                Aggregate Dollar Range of
                                                  Ownership                    Ownership in all Funds Overseen by
                                         in Cash Reserve Fund, Inc.                       Board Member
Board Member                                    - Prime Series                     in the DWS Fund Complex(2)
------------                                    --------------                     --------------------------

Independent Board Member:
-------------------------
Henry P. Becton, Jr.                                None                              Over $100,000
Dawn-Marie Driscoll                                 None                              Over $100,000
Keith R. Fox                                        None                              Over $100,000
Kenneth C. Froewiss                                 None                              Over $100,000
Martin J. Gruber                                    None                              Over $100,000
Richard J. Herring                                  None                              Over $100,000
Graham E. Jones                                     None                              Over $100,000
Rebecca W. Rimel                                    None                              Over $100,000
Philip Saunders, Jr.                                None                              Over $100,000
William N. Searcy, Jr.                              None                              Over $100,000
Jean Gleason Stromberg                              None                              Over $100,000
Carl W. Vogt                                        None                              Over $100,000


                                       45

                                         Dollar Range of Beneficial                Aggregate Dollar Range of
                                                  Ownership                    Ownership in all Funds Overseen by
                                         in Cash Reserve Fund, Inc.                       Board Member
Board Member                                    - Prime Series                     in the DWS Fund Complex(2)
------------                                    --------------                     --------------------------

Interested Board Member:
------------------------


Axel Schwarzer                                      None                              Over $100,000



(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                                   Value of        Percent of
                                   Owner and                                    Securities on     Class on an
Independent                    Relationship to                      Title of     an Aggregate      Aggregate
Board Member                     Board Member         Company        Class          Basis            Basis
------------                     ------------         -------        -----          -----            -----
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Kenneth C. Froewiss                                     None
Martin J. Gruber                                        None
Richard J. Herring                                      None
Graham E. Jones                                         None
Rebecca W. Rimel                                        None
Philip Saunders, Jr.                                    None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Carl W. Vogt                                            None


Securities Beneficially Owned


As of July 6, 2007, the Board Members and officers of the Cash Reserve Fund, Inc. owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of July 6, 2007 no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
DB ALEX BROWN/PERSHING                                     1,383,254,264.70            90.51% of Investment Class
JERSEY CITY NJ  07399-0001

KNOTFLOAT & CO                                               99,301,854.20              6.50% of Investment Class
C/O STATE STREET BANK
BOSTON MA  02206-5496

DB ALEX BROWN/PERSHING                                      817,530,991.26                       70.99%
JERSEY CITY NJ  07399-0001

KNOTFLOAT & CO                                               61,787,245.42                        5.37%
C/O STATE STREET BANK
BOSTON MA  02206-5496


Agreement to Indemnify Independent Directors for Certain Expenses


In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Portfolio's Investment Advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the Investment Advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, its directors and officers, the Fund's Investment Advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Fund and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, the Fund's Investment Advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Fund's Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Fund or its shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Portfolio's investment advisor will survive the termination of the investment management agreement between the Investment Advisor and the Portfolio.


Code of Ethics


The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's/Portfolio's Code of Ethics permits access persons of the Fund (Board members, officers and employees of the Advisor), to make personal securities transactions for their own accounts. This includes
transactions   in   securities   that   may  be   purchased   or   held  by  the
Series/Portfolio, but requires compliance with the Code's pre-clearance requirements, subject to certain exceptions. In addition, the Fund's/Portfolio's Code of Ethics provides for trading "blackout periods" that prohibit trading of personnel within periods of trading by the Series/Portfolio in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund's/Portfolio's Advisor and its affiliates (including the Fund's Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by a Series/Portfolio for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Series/Portfolio in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

These Codes of Ethics are on public file with, and are available from, the SEC.

                             PROXY VOTING GUIDELINES


To the extent that the Series invests in voting securities such as other registered investment companies, the following applies. The Portfolio has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio, and the interests of the Advisor and its affiliates, including the Series' Distributor. The Guidelines set forth the Advisor's general position on various proposals, such as:


o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site -- www.dws-scudder.com (click on "proxy voting" at the bottom of the page) -- or on the SEC's Web site -- www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 730-1313.


                             MANAGEMENT OF THE FUND


Investment Advisor

The Advisor, Deutsche Investment Management Americas Inc. ("DIMA") is an indirect subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Prior to April 1, 2007, Investment Company Capital Corp. ("ICCC") was the investment advisor for the Fund. ICCC was organized in 1987.

The Board and the shareholders of the Series recently approved an amended and restated investment management agreement (the "Investment Management Agreement") for the Series. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Series. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Series, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Series' policies as stated in its Prospectus and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Series' compliance with its investment and tax guidelines and other compliance policies.


DIMA provides assistance to the Board in valuing the securities and other instruments held by each Series, to the extent reasonably required by valuation policies and procedures that may be adopted by the Series.


Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses including the Series' share of payroll taxes of all the Board members, officers, and executive employees of the series, , who are affiliated persons of DIMA.

Effective July 1, 2006 through May 13, 2007, the current advisory fee rates for the Series is payable monthly at the annual rate below. For all services provided under the Investment Management Agreement, the Series pays DIMA a fee at the annual rate as a percentage of net assets shown below.

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------
$0 - $500 million                                                      0.215%
Over $500 million-$1 billion                                           0.175%
Over $1 billion-$1.5 billion                                           0.165%
Over $1.5 billion-$2.5 billion                                         0.155%
Over $2.5 billion-$3.5 billion                                         0.145%
Over $3.5 billion                                                      0.135%

Effective May 14, 2007, the Portfolio pays the Advisor, a fee calculated daily and paid monthly, at the annual rate of 0.15% of the first 5.5 billion of the Portfolio's average daily net assets, 0.135% on the next $5 billion of the Portfolio's average daily net assets, and 0.12% thereafter.

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series, calculated daily and paid monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets.

Prior to July 1, 2006, as compensation for its services for the Series, DIMA received a fee from the Series, calculated daily and paid monthly, at the following annual rates based upon the Series' aggregate average daily net assets: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of that portion in excess of $3.5 billion.


DIMA may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series.


Advisory fees paid by the Series to DIMA for the last three fiscal years were as follows:

For the Fiscal Year Ended March 31,

Series                         2007                  2006               2005
------                         ----                  ----               ----
Prime                        $5,341,664         $6,709,019          $7,320,353
Net of Fee Waivers           $5,329,723         $6,675,606          $7,266,786

The Investment Management Agreement provides that the Series is generally responsible for expenses that include: fees payable to DIMA; outside legal, accounting or auditing expenses; maintenance of books and records that are maintained by the Series, the Series' custodian, or other agents of the Series; taxes and governmental fees; fees and expenses of the Series' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; portfolio pricing or valuation services; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Series; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Series' business.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Agreement to a sub-advisor, subject to a majority vote of the Board of Directors, including a majority of the Board of Directors who are not interested persons of the Series, and, if required by applicable law, subject to a majority vote of the Series' shareholders.

In addition, the Board and shareholders of the Series recently approved a new subadvisor approval policy for the Series (the "Sub-advisor Approval Policy"). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Series cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to the current rules (as it proposed to due in October 2003) or granting the Series exemptive relief from existing rules. The Series and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Series and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Series on 60 days' written notice.




Distributor

DWS-SDI, an affiliate of the Advisor, serves as the distributor for each class of the Series' shares pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distributor also serves as the distributor for other funds in the fund complex. The Distribution Agreement provides that the Distributor shall
(i) use reasonable efforts to sell shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus;
(ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the NASD and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Series or their shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the
Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.


The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors, by a vote of a majority of the Fund's outstanding shares of the relevant class of the Fund (as defined under "The Fund and Its Shares"), or upon 60 days' written notice by the Distributor, and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Series provided that it is approved at least annually by (i) a vote of a majority of the outstanding shares of the relevant class of the Fund or (ii) a vote of a majority of the Series Board of Directors including a majority of the Independent Directors and, with respect to each class of the Series for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by a majority of the Independent Directors in person at a meeting called for the purpose of voting on such approval.

As compensation for its services, the Distributor receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.25% of the aggregate average daily net assets of the Cash Reserve Prime. The Distributor receives no compensation with respect to its services as distributor for the Deutsche Bank Alex Brown Cash Reserve Prime and Institutional Shares. The Distributor receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Cash Reserve Prime Class B and Class C Shares. In addition, the Distributor receives a shareholder servicing fee, paid monthly, at an annual rate equal to 0.07% of the Cash Reserve Fund's Shares (Prime Series) average daily net assets. Class A, B, C, shares were liquidated on September 30, 2006.


As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Distributor received fees in the following amounts:



                      For the Fiscal Year Ended March 31,


Fee                                      2007               2006                 2005
---                                      ----               ----                 ----
Prime Shares 12b-1 Fee                  $5,025,654        $5,160,355           $5,941,954
Prime Shares Shareholder Service Fee    $1,407,183        $1,444,899           $1,663,756


Pursuant  to  the  Distribution  Agreement,  the  Distributor  may  pay  certain promotional and advertising expenses and, except in the case of the Institutional Shares, may compensate certain registered securities dealers and banks and other financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Distributor to certain registered securities dealers are paid by the Distributor out of fees received by the Distributor from the Fund. In addition, the Fund may enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Specifically, the Distributor may compensate certain registered securities dealers for opening accounts, processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund, and communicating with the Fund and its transfer agent on behalf of Fund shareholders. The Distributor may also enter into shareholder processing and servicing agreements ("Shareholder Servicing Agreements") with any securities dealer who is registered under the 1934 Act and is a member in good standing of the NASD and with banks and other financial institutions who may wish to establish accounts or sub-accounts on behalf of their customers (collectively, such securities dealers, banks and financial institutions are referred to as "Shareholder Servicing Agents").

The Distributor may make payments to Shareholder Servicing Agents out of its distribution fee, for processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund and communicating with the Fund, its transfer agent and the Distributor. The fees payable to Shareholder Servicing Agents under Shareholder Servicing Agreements will be negotiated by the Distributor. The Distributor will report quarterly to the Fund's Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate will be based upon the Distributor's analysis of: (1) the nature, quality and scope of services being provided by the Shareholder Servicing Agent; (2) the costs incurred by the Shareholder Servicing Agent in connection with providing services to shareholders; (3) the amount of assets being invested in shares of the Fund; and (4) the contribution being made by the Shareholder Servicing Agent toward reducing the Fund's expense ratio. The provisions of the Distribution Agreement authorizing payments by the Distributor for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and payments by the Distributor and the Fund to Shareholder Servicing Agents may be deemed to constitute payments by the Fund to support distribution.


Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses directly or indirectly only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. Amounts allocated to Participating Dealers or Shareholder Servicing Agents may not exceed amounts payable to the Distributors under the Plans with respect to shares held by or on behalf of customers of such entities.

The Plan will remain in effect from year to year, provided that the agreement and Plan is specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. In approving the Plan, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Fund, that there was a reasonable likelihood that such Plan would benefit the Fund and its shareholders. Although it is a primary objective of the Plan to reduce expenses of the Fund by fostering growth in the Fund's net assets, there can be no assurance that this objective of the Plan will be achieved; however, based on the data and information presented to the Board of Directors by the Distributor, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Fund can be accomplished under the Plan.

The Plan will be renewed only if the directors make a similar determination prior to each renewal term. The Plan may not be amended to increase the maximum amount of payments by the Distributor to Shareholder Servicing Agents without shareholder approval, and all material amendments to the provisions of the Distribution Agreement relating to the Plan must be approved by a vote of the Board of Directors and of the directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote. When the Board of Directors of the Fund approved the Plan, the Board of Directors requested and evaluated such information as it deemed reasonably necessary to make an informed determination that the agreements and Plans should be approved. The Board considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the Plan would benefit the Fund and its shareholders. During the continuance of the Plan, the Distributor will report in writing to the Fund's Board of Directors annually the amounts and purposes of such payments for services rendered to shareholders by securities dealers and financial institutions who have executed Shareholder Servicing Agreements.

In addition, the Prime Series has adopted a Shareholder Service Plan. Each plan compensates Shareholder Servicing Agents for services for which they are not otherwise being compensated under a dealer or Shareholder Servicing Agreement entered into pursuant to the Plan for the shares. This Shareholder Service Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Fund's Board of Directors.

Expenses


DIMA and the Distributor furnish, without cost to the Fund, such personnel as are required for the proper conduct of the Fund's affairs and to carry out their obligations under the Distribution Agreement and the Investment Management Agreement. The Advisor maintains, at its own expense and without cost to the Fund, trading functions in order to carry out its obligation to place orders for the purchase and sale of portfolio securities for the Prime Series. The Distributor bears the expenses of printing and distributing prospectuses (other than those prospectuses distributed to existing shareholders of the Fund) and any other promotional or sales literature used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the public offering of the Fund's shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.


The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Distributor and DIMA; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any share transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders (prospectuses distributed to prospective shareholders are paid for by the Distributor); all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by the Distributor or DIMA.

The  address  of  DWS-SDI  is  222  South  Riverside  Plaza,  Chicago,  Illinois
60606-5808.


Expenses which are attributable to the Fund's Series are charged against the income of the Series in determining net income for dividend purposes. Expenses attributable to a class of shares of a Series are allocated to that class.


                             PORTFOLIO TRANSACTIONS



The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the 1934 Act, when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all of its clients (including a Portfolio). Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Portfolio.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communications services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Portfolio to obtain third party research and brokerage services. The Advisor may, in the future, change this policy.
Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.


Investment decisions for a Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolio's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.


DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Portfolio for such purchases. During the last three fiscal years the Portfolio paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

During the last three fiscal years, neither the Portfolio nor the Fund paid any brokerage commissions.

Administrator. Deutsche Investment Management Americas, Inc. ("DIMA" or the "Administrator"), the Advisor to the Fund and the Portfolio, 345 Park Avenue, New York, New York 10154, also serves as the Fund's and Portfolio's
Administrator. The Fund and the Portfolio recently entered into a new administrative services agreement with DIMA (the "Administrative Services Agreement"), pursuant to which DIMA provides most administrative services to the Series and Portfolio including, among others, providing the Series and Portfolio with personnel, preparing and making required filings on behalf of the Series and Portfolio, maintaining books and records for the Series and Portfolio, and monitoring the valuation of securities. For all services provided under the Administrative Services Agreement, the Series pays DIMA a fee of 0.100% of the Series' net assets, computed and accrued daily and payable monthly. For all services provided under the Administrative Services Agreement, the Portfolio pays the Administrator a fee, computed daily and paid monthly, of 0.030% of the Fund's average daily net assets (subject to a minimum fee of $50,000).

Under the Administrative Services Agreements, DIMA is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Fund and Portfolio reasonably deems necessary for the proper administration of the Fund and Portfolio. DIMA generally provides the Fund and Portfolio with personnel; arranges for the preparation and filing of the Fund's and Portfolio's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Series' and Portfolio's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Series' and Portfolio's records; provides the Series and Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the
Series and Portfolio; assists in the resolution of accounting issues that may arise with respect to the Series and Portfolio; establishes and monitors the Series' and Portfolio's operating expense budgets; reviews and processes the Series' and Portfolio's bills; assists in determining the amount of dividends and distributions available to be paid by the Series and Portfolio; prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. DIMA also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that DIMA will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Ser Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund and Portfolio.

The fee payable by the Fund and Portfolio to the Administrator pursuant to the Administrative Services Agreement is reduced by the amount of any credit received from the custodian for cash balances.

For the period of July 1, 2006 through March 31, 2007, DIMA earned $2,001,495 as compensation for administrative services provided to the Fund, of which $256, 147 was unpaid as of fiscal year end.

Prior to July 1, 2006, the Fund's administrative duties were performed by the Advisor.


SEMIANNUAL AND ANNUAL REPORTS


The Fund furnishes shareholders with semiannual and annual reports containing information about each Series and its operations, including a schedule of investments held in the Series' portfolio and its financial statements.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 is the independent registered public accounting firm to the Fund.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY, 10019-6099 serves as counsel to the Fund.

Transfer Agent

DWS-SISC serves as transfer agent of the Fund pursuant to a transfer agency agreement. DWS-SISC is headquartered at 222 South Riverside Plaza, Chicago, IL, 60606-5808. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Under its transfer agency agreement with the Fund, DWS-SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. DWS-SISC is compensated by DIMA out of its administrative fee and may be reimbursed by the Fund for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.


As compensation for providing transfer agency services, the Fund pays DWS-SISC up to $32.64 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 2006, transfer agent fees totaled $1,580,682 for Prime Series. For the fiscal year ended March 31, 2007, transfer agent fees totaled $1,435,020 for Prime Series.


The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Effective April 1, 2007, DWS Scudder Investments Service Company is the Transfer Agent for all classes of all DWS funds.

Custodian


As of April 11, 2003, State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, MA 02110, serves as custodian for the Fund. For the fiscal year ended March 31, 2007, SSB was paid $139,010 for the Prime Series as compensation for providing custody services to the Fund.


Accounting Services


Prior to June 1, 2006, ICCC was the Fund's accounting agent. ICCC reached an agreement with DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, DIMA, to be responsible for determining the daily net asset value per share of each series of the Fund and shall prepare and maintain all accounts and records of each series of the Fund. DWS-SFAC is compensated by DIMA out of the accounting services fees it receives and may be reimbursed by the Fund for its out-of-pocket fees. DWS-SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. DWS-SFAC has retained SSB as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Master Services Agreement between DWS-SFAC and SSB. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will
(a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities. SSB is compensated by DWS-SFAC for accounting services performed.


As compensation for providing accounting services to the Series of the Fund, DIMA receives an annual fee, calculated daily and paid monthly as shown below.

                 Average Daily Net Assets                          Incremental Annual Accounting Fee Per Series
                 ------------------------                          --------------------------------------------
                          $0-$10,000,000                                        $13,000 (fixed fee)
                 $10,000,000-$20,000,000                                              0.100%
                 $20,000,000-$30,000,000                                              0.080%
                 $30,000,000-$40,000,000                                              0.060%
                 $40,000,000-$50,000,000                                              0.050%
                 $50,000,000-$60,000,000                                              0.040%
                 $60,000,000-$70,000,000                                              0.030%
                $70,000,000-$100,000,000                                              0.020%
               $100,000,000-$500,000,000                                              0.015%
             $500,000,000-$1,000,000,000                                              0.005%
                     over $1,000,000,000                                              0.001%



In addition, the Series, as appropriate, will reimburse DIMA for the following out-of-pocket expenses incurred in connection with DIMA's performance of accounting services for such Series: express delivery, independent pricing and storage.

For the period April 1, 2006 through June 30, 2006, DIMA (formerly ICCC) received fees of $38,378 for providing accounting services to the Prime Series. Effective July 1, 2006, the Advisor provides accounting services under the Administrative Agreement.


Regulatory Matters


On September 28, 2006, the SEC and the NASD announced final agreements in which DIMA, DAMI and DWS-SDI settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.


Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.


As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the Funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is made available at www.dws-scudder.com/regulatory_settlements.


For discussion of other regulatory matters see the Fund's Prospectuses.


                              FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended March 31, 2007 are incorporated herein by reference to the Fund's Annual Report, which has been filed with the SEC, dated March 31, 2007.

                             ADDITIONAL INFORMATION



The CUSIP numbers for each class of the Fund offered herein are:

Prime Shares: 014471108
Prime Institutional Shares: 014470405


Cash Reserve Fund, Inc. has a fiscal year ending March 31. Effective December 31, 2007, Cash Reserve Fund, Inc. will change its fiscal year end to December 31.


The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Fund has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund. If further information is desired with respect to the Fund reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                   APPENDIX A

Description of Securities Ratings

Corporate Bond Ratings

Description of S&P's Corporate Bond Ratings:

AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Plus (+) or Minus (-) -- S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody's Corporate Bond Ratings:

Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present making the long-term risks appear somewhat larger than in Aaa securities.

Numerical Modifiers (1, 2, 3) -- Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch's Corporate Bond Ratings:

AAA -- Bonds rated AAA have the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is unlikely to be adversely affected by foreseeable events.

AA -- Bonds rated AA have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Municipal Bond Ratings

Description of S&P's Municipal Bond Ratings:

AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Plus (+) or Minus (-) -- S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Numerical Modifiers (1, 2, 3) -- Moody's may apply the numerical modifier in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating classification; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the security ranks in the lower end of its generic rating classification.

Municipal Note Ratings

Description of S&P's Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings to distinguish more clearly the credit quality of notes as compared to bonds.

SP-1 -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Description of Moody's Municipal Note Ratings:

MIG-1/VMIG-1 -- The best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 -- High quality, with ample margins of protection, although not as large as the preceding group.

Short-Term Ratings

Description of S&P Short-Term Ratings:

A-1 -- The highest ratings category by S&P. The obligors capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Description of Moody's Short-Term Ratings:

Prime-1 -- Have a superior ability for repayment of senior short-term debt obligations.

Prime-2 -- Have a strong ability for repayment of senior short-term debt obligations.

Description of Fitch's Short-Term Ratings:

F1+ -- Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The Plus (+) denotes exceptionally strong credit quality.

F1 -- Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

                                     PART C

                                OTHER INFORMATION

Item 23           Exhibits
-------           --------

             (a)      (1)    Articles of Amendment and Restatement, dated June 23, 2006, incorporated by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form
                             N-1A, filed with the Securities and Exchange Commission via EDGAR on August 1, 2006.

             (b)      (1)    Amended and Restated Bylaws, dated June 27, 2006, is filed herein.

             (c)             Instruments Defining Rights of Security Holders with respect to Prime Series Shares and Treasury Shares is incorporated by reference to Exhibit (1)(a) (Articles of
                             Incorporation) and Exhibit 2 (By-Laws) to Post-Effective Amendment No. 27 to
                             Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the
                             Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000690) on July
                             30, 1996.

             (d)      (1)    Investment Management Agreement between the Registrant and Deutsche Investment
                             Management Americas Inc., dated June 1, 2006 as amended April 1, 2007, filed with the
                             Securities and Exchange Commission via EDGAR (Accession No. 0000088053-07-000650) on
                             June 1, 2007.

             (e)      (1)    Distribution Agreement dated August 31, 1997 between ICC Distributors, Inc. and
                             Registrant incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment
                             No. 30 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581)
                             on July 29, 1998.

                      (2)    Form of Sub-Distribution Agreement, incorporated by reference to Post-Effective
                             Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File
                             No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession
                             No. 0000950109-01-502422) on July 30, 2001.

                      (3)    Form of Shareholder Servicing Agreement between ICC Distributors, Inc. and
                             Participating Broker-Dealers, incorporated by reference to Post-Effective Amendment
                             No. 36 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession
                             No. 0000950109-01-502422) on July 30, 2001.

                      (4)    Shareholder Service Plan with respect to the Prime Series incorporated by reference to
                             Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A
                             (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR on
                             June 1, 1999.



                                       2

                      (5)    Shareholder Service Plan with respect to the Treasury Series incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A
                             (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR on
                             June 1, 1999.

                      (6)    Shareholder Service Plan with respect to the Tax-Free Series incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A
                             (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR on
                             June 1, 1999.

                      (7)    Distribution Agreement dated August 19, 2002, between Registrant and Scudder
                             Distributors, Inc., incorporated by reference to Post-Effective No. 38 to Registrant's
                             Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and
                             Exchange Commission via EDGAR on July 29, 2003.

             (f)             Not Applicable

             (g)      (1)    Master Custodian Agreement with State Street Bank and Trust Company, dated March 22,
                             2007 is filed herein.

             (h)      (1)    Administrative Services Agreement between the Registrant and Deutsche Investment
                             Management Americas Inc., dated June 1, 2006, is filed herein.

                      (2)    Transfer Agency Agreement dated December 16, 2002 between the Registrant and Scudder
                             Investments Service Company, incorporated by reference to Post-Effective No. 39 to
                             Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the
                             Securities and Exchange Commission via EDGAR on July 28, 2004.

                      (3)    Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between the Registrant and DWS Scudder Distributors, Inc. is filed herein.

             (i)             Opinions of Counsel, two opinions incorporated by reference to Post-Effective No. 39 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the
                             Securities and Exchange Commission via EDGAR on July 28, 2004.

             (j)             Consent of Independent Accountants is filed herein.

             (k)             Not Applicable.

             (l)             Not Applicable.

             (m)      (1)    Distribution Plan with respect to BT Alex. Brown Cash Reserve Prime Shares (now known as Deutsche Bank Alex. Brown Cash Reserve Prime Shares)  incorporated by reference to
                             Exhibit (15)(a) to Post-Effective Amendment No. 30 to Registrant's Registration
                             Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange
                             Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.


                      (2)    Distribution Plan with respect to Flag Investors Cash Reserve Prime Shares -- Class A
                             (now known as Deutsche Asset Management Cash Reserve Prime Shares -- Class A)
                             incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 30 to
                             Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the
                             Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July
                             29, 1998.



                                       3

                      (3)    Distribution Plan with respect to Flag Investors Cash Reserve Prime Shares -- Class B
                             (now known as Deutsche Asset Management Cash Reserve Prime Shares -- Class B)
                             incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No. 30 to
                             Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the
                             Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July
                             29, 1998.

             (n)      (1)    Registrant's 18f-3 Plan incorporated by reference to Exhibit (18)(a) to Post-Effective
                             Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File
                             No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession
                             No. 950116-96-000690) on July 29, 1996.

                      (2)    Registrant's Amended 18f-3 Plan incorporated by reference to Exhibit (18)(b) to
                             Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A
                             (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR
                             (Accession No. 950116-97-001360) on July 29, 1997.

                      (3)    Registrant's 18f-3 Plan, with exhibits through March 27, 1998 incorporated by reference to Exhibit (18)(c) to Post-Effective Amendment No. 30 to Registrant's
                             Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and
                             Exchange Commission via EDGAR (Accession No. 950116-98-001581) on July 29, 1998.

                      (4)    Registrant's Amended 18f-3 Plan, incorporated by reference to Post-Effective No. 34 to
                             Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the
                             Securities and Exchange Commission via EDGAR on July 28, 2000.

                      (5)    Registrant's Amended 18f-3 Plan, incorporated by reference to Post-Effective Amendment
                             No. 36 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR (Accession
                             No. 0000950109-01-502422) on July 30, 2001.

             (p)      (1)    Code of Ethics for Deutsche Asset Management -- U.S., effective January 1, 2007 is incorporated by reference to Post-Effective No. 43 to Registrant's Registration
                             Statement on Form N-1A filed with the Securities and Exchange Commission via EDGAR on
                             June 1, 2007.

                      (2)    Consolidated Code of Ethics - All Funds is incorporated by reference to Post-Effective
                             No. 41 to Registrant's Registration Statement on Form N-1A (File No. 2-72658), filed with the Securities and Exchange Commission via EDGAR on June 2, 2006.

             (q)      (1)    Powers of Attorney is incorporated by reference to Post-Effective Amendment No. 42 to
                             Registrant's Registration Statement on Form N-1-A (File No. 2-72658), filed with the
                             Securities and Exchange Commission via EDGAR on August 1, 2006.


Item 24           Persons Controlled by or under Common Control With Registrant
-------           -------------------------------------------------------------

                  Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

                  None.

Item 25           Indemnification
-------           ---------------

                  State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

                  Sections a, b, c and d of Article IX of Registrant's Articles of Incorporation included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

                  (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

                  (c) No provision of this Article shall be effective to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  (d) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act of 1940 and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

                  In recognition of its undertaking to indemnify the Registrant, Deutsche Investment Management Americas Inc. ("DIMA") has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                  1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.

Item 26           Business and Other Connections of Investment Advisor
-------           ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27           Principal Underwriters
-------           ----------------------

                  (a)

                  DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Scudder
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Philipp Hensler                Director, Chairman of the Board and CEO   None
         345 Park Avenue
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer      None
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                 Director and President                    None
         345 Park Avenue
         New York, NY 10154

         Cliff Goldstein                Chief Financial Officer and Treasurer     None
         60 Wall Street
         New York, NY 10005

         Robert Froehlich               Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606



                                       7


                      (1)                             (2)                                  (3)
          DWS Scudder
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Donna White                    Chief Compliance Officer                  None
         345 Park Avenue
         New York, NY 10154

         Jason Vazquez                  Vice President and AML Compliance         AML Compliance Officer
         345 Park Avenue                Officer
         New York, NY 10154

         Caroline Pearson               Secretary                                 Assistant Secretary
         Two International Place
         Boston, MA 02110

         Philip J. Collora              Assistant Secretary                       None
         222 South Riverside Plaza
         Chicago, IL 60606

         Anjie LaRocca                  Assistant Secretary                       None
         345 Park Avenue
         New York, NY 10154

         (c)      Not applicable


Item 28           Location of Accounts and Records
-------           --------------------------------

                  Cash Reserve Fund, Inc.                                Deutsche Asset Management
                  (Registrant)                                           300 East Lombard Street
                                                                         Baltimore, MD 21202

                  Deutsche Investment Management Americas Inc.           345 Park Avenue
                  (Advisor and Administrator)                            New York, NY  10154


                  DWS Scudder Investments Service Company                222 South Riverside Plaza
                  (Transfer Agent)                                       Chicago, IL 60606

                  State Street Bank & Trust                              One Heritage Drive - JPB/2N
                  Company (Sub-Administrator/ Accounting Agent and       North Quincy, MA 02171
                  Custodian)

                  DWS Scudder Distributors, Inc.                         222 South Riverside Plaza
                  (Distributor)                                          Chicago, IL 60606

                  DST Systems, Inc.                                      333 West 11th Street, 5th Floor
                  (Sub-Transfer Agent)                                   Kansas City, MO 64105


Item 29           Management Services
-------           -------------------

                  Furnish a summary of the substantive provisions of any management related service contract not discussed in Part I of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

                  None.

Item 30           Undertakings
-------           ------------

                  None.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 23rd day of July 2007.

                                         CASH RESERVE FUND, INC.

                                          By:  /s/Michael G. Clark
                                               ----------------------------
                                               Michael G. Clark


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----
/s/Michael G. Clark
-------------------------------------
Michael G. Clark                           President                                    July 23, 2007

/s/Paul H. Schubert
-------------------------------------
Paul H. Schubert                           Chief Financial Officer and Treasurer        July 23, 2007

/s/ Henry P. Becton, Jr.
-------------------------------------
Henry P. Becton, Jr.*                      Director                                     July 23, 2007

/s/ Dawn-Marie Driscoll
-------------------------------------
Dawn-Marie Driscoll*                       Chairperson and Director                     July 23, 2007

/s/ Keith R. Fox
-------------------------------------
Keith R. Fox*                              Director                                     July 23, 2007

/s/ Kenneth C. Froewiss
-------------------------------------
Kenneth C. Froewiss*                       Director                                     July 23, 2007

/s/ Martin J. Gruber
-------------------------------------
Martin J. Gruber*                          Director                                     July 23, 2007

/s/ Richard J. Herring
-------------------------------------
Richard J. Herring*                        Director                                     July 23, 2007

/s/ Graham E. Jones
-------------------------------------
Graham E. Jones*                           Director                                     July 23, 2007

/s/ Rebecca W. Rimel
-------------------------------------
Rebecca W. Rimel*                          Director                                     July 23, 2007

/s/ Philip Saunders, Jr.
-------------------------------------
Philip Saunders, Jr.*                      Director                                     July 23, 2007

/s/ William N. Searcy, Jr.
-------------------------------------
William N. Searcy, Jr.*                    Director                                     July 23, 2007








/s/Jean Gleason Stromberg
-------------------------------------
Jean Gleason Stromberg*                    Director                                     July 23, 2007

/s/ Axel Schwarzer
-------------------------------------
Axel Schwarzer*                            Director                                     July 23, 2007

/s/Carl W. Vogt
-------------------------------------
Carl W. Vogt*                              Director                                     July 23, 2007


*By:     /s/Caroline Pearson
         ---------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement, as filed on August 1, 2006.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Investment Company Act of 1940, CASH MANAGEMENT PORTFOLIO has duly caused this Amendment to the Registration Statement for Cash Reserve Fund, Inc. on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 16th day of July 2007.

                                    CASH MANAGEMENT PORTFOLIO

                                     By:  /s/Michael Clark
                                          ---------------------------------
                                          Michael Clark
                                          President

                                                     1933 Act File No. 002-72658
                                                     1940 Act File No. 811-03196



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 44

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 45

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                             CASH RESERVE FUND, INC.

                                  EXHIBIT INDEX

                             CASH RESERVE FUND, INC.
                             -----------------------

                                     (b)(1)

                                     (g)(1)

                                     (h)(1)

                                     (h)(3)

                                       (j)